Fees Summary	Jul. 27, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	105,232.20
Total Transaction Valuation	762,000,000.00
Total Offset Amount	0.00
Net Fee	$ 105,232.20